                                                                   EXHIBIT 99.05

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT


                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-3
                _______________________________________________

               Monthly Period:                08/01/96 to
                                              08/31/96
               Distribution Date:             09/16/96
               Transfer Date:                 09/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Monthly Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.

     1.  The total amount of the distribution to
         Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                         Class A                    $5.02888889
                                         Class B                     5.18888889
                                         Collateral Inv. Amt.        5.38658857
                                                                ----------------
                                         Total (weighted avg.)      $5.07345886

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                         Class A                    $5.02888889
                                         Class B                     5.18888889
                                         Collateral Inv. Amt.        5.38658857
                                                                ----------------
                                         Total (weighted avg.)      $5.07345886
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                  Series 1994-3
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                         Class A                    $0.00000000
                                         Class B                     0.00000000
                                         Collateral Inv. Amt.        0.00000000
                                                                ----------------
                                         Total                      $0.00000000
                                                                ================
B.
     Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Allocation of Principal Receivables.
         ------------------------------------

         The aggregate amount of Allocations of Principal
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                         Class A                 $55,261,369.25
                                         Class B                   3,599,912.45
                                         Collateral Inv. Amt.      6,538,475.27
                                                                ----------------
                                         Total                   $65,399,756.97
                                                                ================
     2.  Allocation of Finance Charge Receivables.
         -----------------------------------------

         The aggregate amount of Allocations of Finance Charge
         Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                         Class A                  $7,732,690.86
                                         Class B                     503,311.24
                                         Collateral Inv. Amt.        915,111.34
                                                                ----------------
                                         Total                    $9,151,113.44
                                                                ================

     3.  Principal Receivables / Investor Percentages
         --------------------------------------------

         (a)   The aggregate amount of Principal Receivables
               in the Trust as of the last day of the
               Monthly Period                                $16,965,492,542.30


         (b)   Invested Amount as of the last day
               of the Monthly Period

                                         Class A                $532,350,000.00
                                         Class B                  34,650,000.00
                                         Collateral Inv. Amt.     63,000,000.00
                                                                ----------------
                                         Total                  $630,000,000.00
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT             SERIES 1994-3
PAGE 3

         (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                         Class A                         3.138%
                                         Class B                         0.204%
                                         Collateral Inv. Amt.            0.371%
                                                                ----------------
                                         Total                           3.713%
                                                                ================

         (d)   During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving
               Period)

                                         Class A                            N.A.
                                         Class B                            N.A.
                                         Collateral Inv. Amt.               N.A.
                                                                ----------------
                                         Total                              N.A.
                                                                ================

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above

                                         Class A                            N.A.
                                         Class B                            N.A.
                                         Collateral Inv. Amt.               N.A.
                                                                ----------------
                                         Total                              N.A.
                                                                ================

     4.  Delinquent Balances.
         --------------------

         The aggregate amount of outstanding balances               Aggregate
         Accounts which were delinquent as of the end                Account
         on the last day of the Monthly Period                       Balance
                                                                ----------------

         (a)   35 - 64 days                                     $312,272,525.64
         (b)   65 - 94 days                                      170,748,276.22
         (c)   95 - 124 days                                     142,430,236.99
         (d)   125 - 154 days                                    110,281,956.57
         (e)   155 - 184 days                                     91,316,462.22
         (e)   185 or more days                                   78,177,309.74
                                                                ----------------
                                         Total                  $905,226,767.38
                                                                ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT               Series 1994-3
Page 4

     5.  Monthly Investor Default Amount.
         --------------------------------

         (a)   The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the Monthly Period allocable to the Invested
               Amount (the aggregate "Investor Default
               Amount")

                                         Class A                  $2,185,158.63
                                         Class B                     142,229.26
                                         Collateral Inv. Amt.        258,598.66
                                                                ----------------
                                         Total                    $2,585,986.55
                                                                ================

         (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per $1,000 interest

                                         Class A                          $4.10
                                         Class B                           4.10
                                         Collateral Inv. Amt.              4.10
                                                                ----------------
                                         Total                            $4.10
                                                                ================

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         -----------------------------------------------------

         (a)   The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the Collateral Invested Amount

                                         Class A                          $0.00
                                         Class B                           0.00
                                         Collateral Inv. Amt.              0.00
                                                                ----------------
                                         Total                            $0.00
                                                                ================

         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                         Class A                          $0.00
                                         Class B                           0.00
                                         Collateral Inv. Amt.              0.00
                                                                ----------------
                                         Total                            $0.00
                                                                ================
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MONTHLY  CERTIFICATEHOLDERS'  STATEMENT             Series 1994-3
Page 5

         (c)   The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                         Class A                          $0.00
                                         Class B                           0.00
                                         Collateral Inv. Amt.              0.00
                                                                ----------------
                                         Total                            $0.00
                                                                ================

         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                         Class A                          $0.00
                                         Class B                           0.00
                                         Collateral Inv. Amt.              0.00
                                                                ----------------
                                         Total                            $0.00
                                                                ================

     7.  Investor Servicing Fee.
         -----------------------

         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                         Class A                    $665,437.50
                                         Class B                      43,312.50
                                 Remaining Servicing Fee              78,750.00
                                                               -----------------
                                         Total                      $787,500.00
                                                               =================

         (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                         Class A                    $1.25000000
                                         Class B                     1.25000000
                                 Remaining Servicing Fee             1.25000000
                                                                ----------------
                                         Total                      $1.25000000
                                                                ================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                         Class B                          $0.00
                                         Collateral Inv. Amt.              0.00
                                                                ----------------
                                         Total                            $0.00
                                                                ================

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MONTHLY CERTIFICATEHOLDERS' STATEMENT               SERIES 1994-3
PAGE 6

     9.  Collateral Invested Amount
         --------------------------

         (a)   The amount of the Collateral Invested Amount as of
               the close of business on the related Distribution
               Date after giving effect to withdrawals, deposits
               and payments to be made in respect of the
               preceding month                                   $63,000,000.00


         (b)   The Required Collateral Invested Amount as of the
               close of business on the related Distribution Date
               after giving effect to withdrawals, deposits and
               payments to be made in respect of the
               preceding month                                   $63,000,000.00


     10. The Pool Factor.
         ----------------

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                      1.00000000
                                        Class B                      1.00000000
                                                                ----------------
                                        Total (weighted avg.)        1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the Related Monthly Period              12.51%

     12. The Base Rate
         -------------

         The Base Rate for the Related Monthly Period                     7.67%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE


                    FIRST USA BANK
                    as Servicer


                    By: /s/ W. Todd Peterson
                        -------------------------------
                        W. Todd Peterson
                        Vice President